EARNEST MONEY CONTRACT

This Contract made and entered into at Wood River, Illinois, this 13th day of July, 2007, by and between:

Robert Karlas, a resident of 2816 Norwood Lane, Godfrey, Illinois,
hereinafter referred to as "Seller", and

YTB International, Inc., a Delaware Corporation, located in Wood River, Illinois,
hereinafter referred to as "Buyer", and

WHEREAS the Seller is the owner of certain real estate which is contained in Parcel No. 19-1-08-25-00-000-005 and desires to sell the same, and the Buyer has indicated a desire to purchase the same.

NOW THEREFORE the premises considered, it is agreed as follows:

1. That the real estate that is located in the Parcel No. 19-1-08-25-00-000-005 consists of three separate parcels of property, and for purposes of identification in this Contract, have been attached hereto on Exhibit "A" and the parcels therein numbered Parcel Nos. 1, 2, and 3.
2. That the Seller agrees to sell Parcel No. 1, which consists of approximately 9.9 acres which is located in said parcel and divided from the other parcel therein by the Old Alton Edwardsville Road, the sale price of which is $792,000.00.
3. The Seller also agrees to sell, and the Buyer agrees to buy Parcel No. 2 which is a separated parcel therein in said parcel herein referred to, which contains approximately 13 acres for a sale price of $20,000.00 per acre, and the Buyer agrees to buy the same.
4. That to insure that the Seller sells and the Buyer buys, the Buyer tenders herewith at the time of the signing of this document, an earnest money down payment in the amount of $10,000.00 to apply to the purchase price on said property.
5. That the Seller shall furnish to the Buyer title insurance insuring that the Buyer receives a good and merchantable title to said property and will convey the same by Warranty Deed to the Buyer.
6. That the closing thereon shall occur within thirty (30) days of the date of this Contract when the balance due the Seller shall be paid by the Buyer, and at the same time of the closing, possession of the property shall be delivered to the Buyer.
7. That the Seller and the Buyer will prorate the taxes for the year 2007 payable in 2008, and the Seller agrees to pay all taxes for the years prior thereto.
8. The Seller agrees to furnish a properly surveyed plat of said parcel consisting of approximately 13 acres to the Buyer so that the exact acreage therein may be determined and the purchase price decided accordingly.
9. Buyer agrees that it takes subject to parties in possession.

This Contract is binding upon the signers hereto, their heirs, executors, administrators and assigns.

Made and entered into at Wood River, Illinois, this 13th day of July, 2007.

Robert T. Karlas

Robert Karlas, Owner

John D. Clagg, Chief Financial Officer
YTB International, Inc.

OMB Approval No. 2502-0265

A. Settlement Statement	B. Type of Loan
First American Title Insurance Company **Final Statement**	1-5. Loan Type Conv. Unins.
	6. File Number 1700391
	7. Loan Number
	8. Mortgage Insurance Case Number

C. Note: This form is furnished to give you a statement of actual settlement costs. Amounts paid to and by the settlement agent are shown, items marked "(POC)" were paid outside this closing; they are shown here for informational purposes and are not included in the totals.

D. Name of Borrower: YTB International, Inc.

E. Name of Seller: Robert Karlas

F. Name of Lender: Cash Transaction

G. Property Location:

H. Settlement Agent: First American Title Insurance Company
Address: #3 Club Centre Court, Suite A, Edwardsville, IL 62025

Place of Settlement Address: #3 Club Centre Court, Suite A, Edwardsville, IL 62025

I. Settlement Date: 08/23/2007
Print Date: 08/22/2007, 1:59 PM
Disbursement Date: 08/23/2007

J. Summary of Borrower's Transaction		K. Summary of Seller's Transaction	
100. Gross Amount Due From Borrower		**400. Gross Amount Due To Seller**	
101. Contract Sales Price	1,043,000.00	401. Contract Sales Price	
102. Personal Property		402. Personal Property	
103. Settlement charges to borrower (line 1400)	9,185.00	403. Total Deposits	
104.		404.	
105.		405.	
Adjustments for items paid by seller in advance		**Adjustments for items paid by seller in advance**	
106. City/town taxes		406. City/town taxes	
107. County taxes		407. County taxes	
108. Assessments		408. Assessments	
109.		409.	
110.		410.	
111.		411.	
112.		412.	
113.		413.	
114.		414.	
115.		415.	
120. Gross Amount Due From Borrower	**1,052,185.00**	**420. Gross Amount Due To Seller**	
200. Amounts Paid By Or In Behalf of Borrower		**500. Reductions In Amount Due to Seller**	
201. Deposit or earnest money	10,000.00	501. Excess deposit (see instructions)	
202. Principal amount of new loan(s)		502. Settlement charges (line 1400)	
203. Existing loan(s) taken subject		503. Existing loan(s) taken subject	
204.		504. Payoff of first mortgage loan	
205.		505. Payoff of second mortgage loan	
206.		506.	
207.		507.	
208.		508.	
209.		509.	
Adjustments for items unpaid by seller		**Adjustments for items unpaid by seller**	
210. City/town taxes		510. City/town taxes	
211. County taxes 01/01/07 to 08/23/07 @$166.79/yr	107.39	511. County taxes	
212. Assessments		512. Assessments	
213.		513	
214.		514.	
215.		515.	
216.		516.	
217.		517.	
218.		518.	
219.		519.	
220. Total Paid By/For Borrower	**10,107.39**	**520. Total Reduction Amount Due Seller**	
300. Cash At Settlement From/To Borrower		**600. Cash At Settlement To/From Seller**	
301. Gross amount due from Borrower (line 120)	**1,052,185.00**	**601. Gross amount due to Seller (line 420)**	
302. Less amounts paid by/for Borrower (line 220)	**10,107.39**	**602. Less reductions in amounts due to Seller (line 520)**	
303. Cash (X From) (To) Borrower	**1,042,077.61**	**603.**	

The HUD-1 Settlement Statement which I have prepared is a true and accurate account of this transaction. I have caused or will cause the funds to be disbursed in accordance with this statement.

Settlement Agent: Emily Slama Date: 8/23/07

* See Supplemental Page for details.

File No. 1700391

L. Settlement Charges	Paid From Borrower's Funds at Settlement	Paid From Seller's Funds at Settlement
700. Total Sales/Broker's Commission based on price		
Division of Commission (line 700) as follows		
701.		
702.		
703. Commission paid at Settlement		
704.		
800. Items Payable in Connection with Loan		
801. Loan Origination Fee		
802. Loan Discount		
803. Appraisal Fee		
804. Credit Report		
805. Lender's Inspection Fee		
806. Mortgage Insurance Application Premium		
807. Assumption Fee		
808.		
809.		
810.		
811.		
812.		
813.		
814.		
Supplemental Summary		
900. Items Required by Lender to be Paid in Advance		
901. Interest		
902.		
903. Hazard Insurance Premium for		
904.		
905.		
Supplemental Summary		
1000. Reserves Deposited with Lender		
1001. Hazard Insurance		
1002. Mortgage Insurance		
1003. City Property Taxes		
1004. County Property Taxes		
1005. Annual assessments		
1006.		
1007.		
1008. Aggregate Accounting Adjustment		
1100. Title Charges		
1101. Settlement or closing fee - First American Title Insurance Company	100.00	
1102. Abstract or title search		
1103. Title examination		
1104. Title Insurance Binder		
1105. Document Fee		
1106. Notary Fee		
1107. Attorney Fee to Stillwell Law Offices	9,000.00	
(includes above item numbers:)		
1108. Title Insurance – See supplemental page for breakdown of individual fees and payees		
(includes above item numbers:)		
1109. Lender's coverage $0.00		
1110. Owner's coverage $1,043,000.00		
1111. Later Date Fee - First American Title Insurance Company	50.00	
1112.		
1113.		
1114.		
1115.		
1116.		
1117.		
1200. Government Recording and Transfer Charges		
1201. *Recording fees: Deed $25.00 Mortgage $0.00 Release $0.00	25.00	
1202. City/county tax/stamps:		
1203. State tax/stamps:		
1204. Rental Housing Support Program Act - First American Title Insurance Company	10.00	
1205.		
1206.		
1300. Additional Settlement Charges		
1301. Survey to		
1302. Pest Inspection to		
1303.		
1304.		
1305.		
1306.		
1307.		
1308.		
1309.		
1310.		
1311.		
1312.		
1313.		
1314.		
Supplemental Summary		
1400. Total Settlement Charges (enter on lines 103, Section J and 502, Section K)	**9,185.00**	

* See Supplemental Page for details.

Supplemental Page HUD-1 Settlement Statement	File No. 1700391
First American Title Insurance Company **Final Statement**	Loan No. Settlement Date: 08/23/2007

Borrower Name & Address: YTB International, Inc.

Seller Name & Address: Robert Karlas

Section L. Settlement Charges continued		Paid From Borrower's Funds at Settlement	Paid From Seller's Funds at Settlement
1201. Supplemental Summary	25.00		
a) Deed - First American Title Insurance Company		25.00	

I have carefully reviewed the HUD-1 Settlement Statement and to the best of my knowledge and belief, it is a true and accurate statement of all receipts and distributions made on my account or by me in this transaction. I further certify that I have received a copy of the HUD-1 Settlement Statement.

BUYER(S):

YTB International, Inc.

By:

[signature]

John D. Clagg, CFO

J. Lloyd Tomer, Chairman